UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2010 (February 1, 2010)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

Director Equity Compensation Awards

On February 1, 2010, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) made equity compensation awards to each non-employee director of National Penn, National Penn Bank, and Christiana Bank & Trust Company, under National Penn’s Long-Term Incentive Compensation Plan (the “Plan”). The Plan was approved by shareholders at the annual meeting of shareholders on April 25, 2005.

    National Penn and National Penn Bank non-employee directors receiving equity compensation awards were Thomas A. Beaver, J. Ralph Borneman, Jr., Robert L. Byers, Jeffrey P. Feather, Donna D. Holton, Thomas L. Kennedy, Albert H. Kramer, Patricia L. Langiotti, Christian F. Martin IV, Natalye Paquin, R. Chadwick Paul, Jr., Robert E. Rigg, C. Robert Roth and Wayne W. Weidner. Christiana Bank & Trust Company non-employee directors receiving equity compensation awards were:  Thomas A. Beaver, W. Timothy Cashman II, John W. Field, Peter H. Flint, M. Constance B. Greeley, John A. Herdeg, Joseph W. Janssen, Jr., Alexander v.d. Luft, Bruce L. Marra, John J. Nesbitt III, and Christopher S. Patterson.

All equity compensation awards were “restricted stock units” (“RSUs”).  The RSUs will generally vest (no longer be subject to forfeiture) on February 1, 2013.  Upon a director’s departure from the Board, vested RSUs held by that director will be paid out in National Penn company stock (one for one).

Each National Penn non-employee director (as identified above) received an award of 8,000 RSUs, except committee chairpersons for 2010 (J. Ralph Borneman, Jr., Jeffrey P. Feather, Donna D. Holton, Thomas L. Kennedy, Patricia L. Langiotti, Natalye Paquin, C. Robert Roth) received 9,000 RSUs and the Chairman (Thomas A. Beaver)  received 16,500 RSUs.

Each Christiana Bank & Trust Company non-employee director (as identified above) received an award of 1,000 RSUs.

Each of the above RSU awards will be evidenced by a written agreement between National Penn and the individual receiving the award, in the form filed in this Report as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Form of Non-Employee Directors Restricted Stock Unit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	February 5, 2010	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number                                                                Description

10.1	Form of Non-Employee Directors Restricted Stock Unit Agreement.